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                              EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT
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Board of Directors
Washington Federal, Inc.
Seattle, Washington

We consent to the incorporation by reference in this Registration Statement of Washington Federal, Inc. on Form S-8 of our report dated October 20, 1997, incorporated by reference in the Annual Report on Form 10-K of Washington Federal, Inc. for the year ended September 30, 1997.


/s/ Deloitte & Touche LLP
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DELOITTE & TOUCHE LLP

Seattle, Washington
April 24, 1998
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